                                                                   EXHIBIT 99.23

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-SL1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $192,823,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                                    TRUSTEE

                                  JUNE 24, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-SL1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance              $ 125,087,218
Aggregate Original Principal Balance                 $ 125,710,330
Number of Mortgage Loans                                     3,068

                                            MINIMUM     MAXIMUM          AVERAGE (1)
                                            -------     -------          -----------
Original Principal Balance                  $ 4,150    $ 200,000          $ 40,975
Outstanding Principal Balance               $ 3,786    $ 199,718          $ 40,772

                                            MINIMUM     MAXIMUM      WEIGHTED AVERAGE (2)
                                            -------     -------      --------------------
Original Term (mos)                            60          360               221
Stated remaining Term (mos)                    50          358               216
Loan Age (mos)                                  2           20                 5
Current Interest Rate:                      7.875%      14.740%           11.067%
Original Loan-to-Value                      40.00%      100.00%            99.04%
Credit Score (3)                              525          814               673

                                            EARLIEST   LATEST
                                            --------   ------
Maturity Date                               08/01/08   04/01/34

                                             PERCENT OF                                PERCENT OF
 LIEN POSITION                              MORTGAGE POOL     YEAR OF ORIGINATION     MORTGAGE POOL
2nd Lien                                     100.00%        2002                         0.01%
                                                            2003                        43.27
OCCUPANCY                                                   2004                        56.72
Primary                                       98.11%
Second Home                                    0.16         LOAN PURPOSE
Investment                                     1.73         Purchase                    82.16%
                                                            Refinance - Rate/Term        2.76
LOAN TYPE                                                   Refinance - Cashout         15.08
Fixed Rate                                   100.00%
                                                            PROPERTY TYPE
AMORTIZATION TYPE                                           Single Family Residence     75.17%
Fully Amortizing                              49.48%        Townhouse                    0.62
Balloon                                       50.52         Condominium                  8.20
                                                            2-4 Family                   6.51
                                                            PUD                          9.50

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                              AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE      PERCENT
                              NUMBER OF        BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL       FULL
RANGE OF MORTGAGE RATES    MORTGAGE LOANS    OUTSTANDING       POOL        COUPON    SCORE    OUTSTANDING     LTV     DOCUMENTATION
7.501% to 8.000%                 14         $     618,764      0.49%        7.986%    709      $ 44,197      97.85%       0.00%
8.001% to 8.500%                 18               687,448      0.55         8.402     676        38,192      95.72           -
8.501% to 9.000%                123             4,268,248      3.41         8.960     690        34,701      98.24           -
9.001% to 9.500%                 73             3,165,140      2.53         9.391     690        43,358      99.08           -
9.501% to 10.000%               349            14,515,786     11.60         9.939     687        41,593      98.95           -
10.001% to 10.500%              751            33,356,432     26.67        10.397     689        44,416      98.90           -
10.501% to 11.000%              460            19,202,016     15.35        10.881     675        41,744      99.21           -
11.001% to 11.500%              171             7,138,311      5.71        11.312     668        41,745      99.21           -
11.501% to 12.000%              419            19,179,668     15.33        11.868     653        45,775      99.59           -
12.001% to 12.500%              153             5,708,082      4.56        12.421     653        37,308      98.51           -
12.501% to 13.000%              387            11,397,658      9.11        12.932     651        29,451      98.76           -
13.001% to 13.500%               74             3,243,063      2.59        13.257     641        43,825      99.78           -
13.501% to 14.000%               75             2,595,833      2.08        13.794     634        34,611      99.38           -
14.501% to 15.000%                1                10,769      0.01        14.740     557        10,769      90.00           -
TOTAL:                        3,068         $ 125,087,218    100.00%       11.067%    673      $ 40,772      99.04%       0.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.875% per annum to 14.740% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 11.067% per annum.

REMAINING MONTHS TO STATED MATURITY

                                               AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL      PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      PERCENT
RANGE OF                       NUMBER OF        BALANCE        MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL        FULL
REMAINING TERMS (MONTHS)     MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING     LTV     DOCUMENTATION
49 to 60                            3         $      33,040      0.03%     13.480%     588     $ 11,013      93.37%      0.00%
109 to 120                         53               956,771      0.76      12.639      638       18,052      97.31       0.00
157 to 168                          1                 9,611      0.01      13.990      630        9,611      95.00       0.00
169 to 180                      1,690            70,319,057     56.22      10.570      679       41,609      98.97       0.00
229 to 240                      1,034            37,878,304     30.28      11.967      662       36,633      99.23       0.00
349 to 360                        287            15,890,434     12.70      11.017      670       55,367      99.02       0.00
TOTAL:                          3,068         $ 125,087,218    100.00%     11.067%     673     $ 40,772      99.04%      0.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 50 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 216 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      PERCENT
RANGE OF ORIGINAL MORTGAGE    NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL       FULL
LOAN PRINCIPAL BALANCES     MORTGAGE LOANS  OUTSTANDING     POOL       COUPON     SCORE   OUTSTANDING     LTV     DOCUMENTATION
$1 to $ 25,000                   746        $ 14,353,060     11.47%    11.272%    669      $ 19,240      98.28%       0.00%
$25,001 to $50,000             1,497          53,529,490     42.79     11.106     671        35,758      99.06        0.00
$50,001 to $75,000               589          35,766,303     28.59     11.007     675        60,724      99.35        0.00
$75,001 to $100,000              207          17,832,307     14.26     10.950     673        86,146      99.38        0.00
$100,001 to $125,000              19           2,144,750      1.71     11.108     686       112,882      96.83        0.00
$125,001 to $150,000               8           1,086,719      0.87     10.497     656       135,840      98.74        0.00
$150,001 to $175,000               1             174,871      0.14     10.875     679       174,871      90.00        0.00
$175,001 to $200,000               1             199,718      0.16      9.750     673       199,718      94.59        0.00
TOTAL:                         3,068        $125,087,218    100.00%    11.067%    673      $ 40,772      99.04%       0.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $10,629 to approximately $142,817 and the average outstanding principal balance of the Mortgage Loans was approximately $41,882.

PRODUCT TYPES

                                              AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE      PERCENT
                                NUMBER OF      BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL
     PRODUCT TYPE            MORTGAGE LOANS  OUTSTANDING       POOL        COUPON    SCORE    OUTSTANDING      LTV    DOCUMENTATION
Balloon Loans                   1,464        $ 63,190,511      50.52%      10.572%    679       $ 43,163      98.91%      0.00%
5 to 9 Year Fixed                   3        $     33,040       3.00%    1348.000%    588       $ 11,013    9337.00%      0.00%
10 to 14 Year Fixed Loans          53        $    956,771      76.00%    1263.900%    638       $ 18,052    9731.00%      0.00%
15 to 19 Year Fixed Loans         229        $  7,232,953     578.00%    1055.500%    676       $ 31,585    9945.00%      0.00%
20 to 24 Year Fixed Loans       1,032        $ 37,783,509    3021.00%    1197.200%    662       $ 36,612    9923.00%      0.00%
30 Year Fixed Loans               287        $ 15,890,434    1270.00%    1101.700%    670       $ 55,367    9902.00%      0.00%
TOTAL:                          3,068        $125,087,218     100.00%      11.067%    673       $ 40,772      99.04%      0.00%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                             AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF         BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
GEOGRAPHIC DISTRIBUTION   MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
Alabama                           2        $      46,205      0.04%      9.990%    721      $ 23,103     100.00%      0.00%
Arizona                         154            4,951,480      3.96      11.036     669        32,152      99.44       0.00
Arkansas                          1               19,711      0.02      11.990     635        19,711     100.00       0.00
California                      915           51,021,462     40.79      10.902     677        55,761      98.94       0.00
Colorado                         98            4,047,042      3.24      10.837     672        41,296      98.95       0.00
Connecticut                      24              913,172      0.73      11.926     666        38,049      99.65       0.00
Delaware                          5              125,501      0.10      10.378     673        25,100      99.98       0.00
District of Columbia              2               70,910      0.06      10.280     671        35,455      97.18       0.00
Florida                         178            6,224,953      4.98      11.318     663        34,972      98.88       0.00
Georgia                          27              950,931      0.76      11.612     661        35,220      99.20       0.00
Hawaii                           10              540,679      0.43      11.448     667        54,068     100.00       0.00
Idaho                             8              152,127      0.12      11.504     658        19,016      99.48       0.00
Illinois                        221            8,493,634      6.79      11.359     676        38,433      98.97       0.00
Indiana                          27              633,332      0.51      11.439     664        23,457      99.60       0.00
Iowa                             11              240,031      0.19      11.285     683        21,821      99.68       0.00
Kansas                           16              483,674      0.39      11.289     653        30,230      99.21       0.00
Kentucky                         12              305,301      0.24      11.954     652        25,442      99.64       0.00
Louisiana                         5              132,774      0.11      10.761     682        26,555     100.00       0.00
Maryland                         52            2,486,610      1.99      11.022     669        47,819      99.33       0.00
Massachusetts                    62            3,159,432      2.53      11.429     671        50,959      98.34       0.00
Michigan                        108            3,208,618      2.57      12.052     665        29,709      99.23       0.00
Minnesota                        91            3,352,146      2.68      10.392     672        36,837      99.46       0.00
Mississippi                       3               74,683      0.06      10.263     696        24,894      99.74       0.00
Missouri                         60            1,657,435      1.33      11.494     667        27,624      99.63       0.00
Montana                           2               50,343      0.04      11.130     672        25,171      98.41       0.00
Nebraska                          8              185,594      0.15      10.658     672        23,199      99.09       0.00
Nevada                           58            2,305,324      1.84      10.824     680        39,747      99.54       0.00
New Hampshire                     6              273,255      0.22      11.977     669        45,543      98.36       0.00
New Jersey                       29            1,435,595      1.15      11.771     666        49,503      97.10       0.00
New Mexico                        6              145,480      0.12      10.752     679        24,247      99.18       0.00
New York                         42            2,256,081      1.80      11.234     662        53,716      99.06       0.00
North Carolina                   38            1,150,138      0.92      11.188     668        30,267      99.54       0.00
North Dakota                      2               26,458      0.02      10.517     715        13,229      93.90       0.00
Ohio                             89            2,411,604      1.93      11.260     668        27,097      99.25       0.00
Oklahoma                         15              353,323      0.28      11.546     656        23,555     100.00       0.00
Oregon                           36            1,055,912      0.84      11.198     673        29,331      99.19       0.00
Pennsylvania                     22              631,647      0.50      11.081     672        28,711      98.58       0.00
Rhode Island                     13              509,684      0.41      11.383     675        39,206      97.05       0.00
South Carolina                    8              233,250      0.19      11.176     676        29,156      97.68       0.00
South Dakota                      2               40,378      0.03      11.633     643        20,189     100.00       0.00
Tennessee                        36              973,630      0.78       9.886     668        27,045      99.17       0.00
Texas                           329            8,969,583      7.17      10.927     670        27,263      99.30       0.00
Utah                             43            1,389,989      1.11      10.877     677        32,325      99.07       0.00
Vermont                           1               67,742      0.05       8.990     703        67,742      90.00       0.00
Virginia                         59            2,602,589      2.08      11.149     667        44,112      99.62       0.00
Washington                      109            4,095,433      3.27      11.309     666        37,573      99.01       0.00
Wisconsin                        23              632,342      0.51      11.657     672        27,493      98.70       0.00
TOTAL:                        3,068        $ 125,087,218    100.00%     11.067%    673      $ 40,772      99.04%      0.00%

(1) No more than approximately 0.41% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                                 AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                                 PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      PERCENT
RANGE OF                          NUMBER OF       BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL      FULL
ORIGINAL LOAN-TO-VALUE RATIOS  MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV     DOCUMENTATION
50.00% or less                        1         $     24,926     0.02%      9.990%     685       $ 24,926     40.00%       0.00%
55.01% to 60.00%                      1               32,247     0.03      10.450      697         32,247     59.04        0.00
65.01% to 70.00%                      2              156,825     0.13      10.882      702         78,413     68.74        0.00
70.01% to 75.00%                      1               16,005     0.01      12.990      621         16,005     74.98        0.00
75.01% to 80.00%                      2               43,212     0.03      12.276      702         21,606     80.00        0.00
80.01% to 85.00%                     13              374,335     0.30      11.115      676         28,795     83.81        0.00
85.01% to 90.00%                    140            4,142,682     3.31      10.672      668         29,591     89.84        0.00
90.01% to 95.00%                    314           11,188,460     8.94      10.972      669         35,632     94.86        0.00
95.01% to 100.00%                 2,594          109,108,527    87.23      11.091      673         42,062     99.95        0.00
TOTAL:                            3,068         $125,087,218   100.00%     11.067%     673       $ 40,772     99.04%       0.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 40.00% to 100.00%.

LOAN PURPOSE

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                          PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
                         NUMBER OF         BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL       FULL
LOAN PURPOSE           MORTGAGE LOANS    OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING      LTV     DOCUMENTATION
Purchase                   2,503        $ 102,776,662     82.16%     11.068%      675       $ 41,061      99.21%        0.00%
Refinance - Cashout          479           18,860,558     15.08      11.122       661         39,375      98.27         0.00
Refinance - Rate Term         86            3,449,998      2.76      10.740       665         40,116      98.08         0.00
TOTAL:                     3,068        $ 125,087,218    100.00%     11.067%      673       $ 40,772      99.04%        0.00%

TYPES OF MORTGAGED PROPERTIES

                                           AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                                           PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE       PERCENT
                           NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL        FULL
PROPERTY TYPE            MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING    LTV       DOCUMENTATION
Single Family Residence      2,327        $ 94,023,522     75.17%     11.068%      671      $ 40,405     99.14%         0.00%
Townhouse                       20             781,751      0.62      10.554       678        39,088     99.67          0.00
Condo                          265          10,258,811      8.20      11.122       676        38,712     99.19          0.00
2-4 Family                     175           8,137,482      6.51      11.469       683        46,500     97.61          0.00
PUD                            281          11,885,653      9.50      10.766       673        42,298     99.06          0.00
TOTAL:                       3,068        $125,087,218    100.00%     11.067%      673      $ 40,772     99.04%         0.00%

DOCUMENTATION SUMMARY

                                             AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                             NUMBER OF        BALANCE       MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL
DOCUMENTATION              MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV     DOCUMENTATION
Stated                          2,056        $ 86,181,986    68.90%      10.885%      677       $ 41,917     99.17%      0.00%
No Income Verification            832          31,840,450    25.45       11.706       664         38,270     98.79       0.00
12 Month Bank Statements           68           3,411,884     2.73       10.056       651         50,175     98.55       0.00
Lite                               74           2,525,248     2.02       10.861       652         34,125     99.44       0.00
24 Month Bank Statements           22             933,534     0.75       10.116       676         42,433     97.02       0.00
Easy                               15             179,655     0.14       12.337       590         11,977     94.13       0.00
6 Month Bank Statements             1              14,461     0.01        9.990       801         14,461    100.00       0.00
TOTAL:                          3,068        $125,087,218   100.00%      11.067%      673       $ 40,772     99.04%      0.00%

OCCUPANCY TYPES

                                  AGGREGATE                                    WEIGHTED      AVERAGE       WEIGHTED
                                  PRINCIPAL      PERCENT OF      WEIGHTED     AVERAGE      PRINCIPAL       AVERAGE      PERCENT
                NUMBER OF          BALANCE        MORTGAGE        AVERAGE      CREDIT       BALANCE       ORIGINAL        FULL
OCCUPANCY     MORTGAGE LOANS     OUTSTANDING        POOL          COUPON       SCORE      OUTSTANDING       LTV       DOCUMENTATION
Primary           2,976         $122,725,452        98.11%        11.075%       672         $41,238         99.22%        0.00%
Investment           85            2,163,642         1.73         10.684        690          25,455         89.66         0.00
Second Home           7              198,124         0.16         10.258        705          28,303         90.53         0.00
TOTAL:            3,068         $125,087,218       100.00%        11.067%       673         $40,772         99.04%        0.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                        AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
                                        PRINCIPAL       PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE       PERCENT
MORTGAGE LOANS AGE     NUMBER OF         BALANCE         MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL
    (MONTHS)         MORTGAGE LOANS    OUTSTANDING         POOL       COUPON    SCORE    OUTSTANDING      LTV      DOCUMENTATION
2                          160        $    8,316,505        6.65%    11.298%     664     $ 51,978        98.66%        0.00%
3                          783            34,275,275       27.40     10.743      679       43,774        98.76         0.00
4                          650            26,144,147       20.90     10.844      672       40,222        99.09         0.00
5                          396            13,890,889       11.10     11.056      675       35,078        99.19         0.00
6                          421            15,952,308       12.75     10.899      680       37,891        98.78         0.00
7                          353            13,858,590       11.08     11.738      661       39,259        99.50         0.00
8                          208             8,556,073        6.84     11.849      664       41,135        99.49         0.00
9                           72             3,148,857        2.52     11.470      661       43,734        99.81         0.00
10                          19               745,374        0.60     11.771      661       39,230        99.83         0.00
11                           5               189,588        0.15     11.094      683       37,918       100.00         0.00
20                           1                 9,611        0.01     13.990      630        9,611        95.00         0.00
TOTAL:                   3,068        $  125,087,218      100.00%    11.067%     673     $ 40,772        99.04%        0.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERMS

                                           AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                           PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      PERCENT
ORIGINAL PREPAYMENT        NUMBER OF        BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL       FULL
    PENALTY TERM         MORTGAGE LOANS   OUTSTANDING     POOL         COUPON     SCORE   OUTSTANDING     LTV      DOCUMENTATION
None                         1,653       $ 61,056,004     48.81%       10.976%    676       $36,936        98.95%       0.00%
6 Months                         2       $     86,298      7.00%     1162.600%    655       $43,149     10000.00%       0.00%
12 Months                       82          3,871,687      3.10        11.543     666        47,216        98.10        0.00
18 Months                        1             96,824      0.08         9.990     695        96,824       100.00        0.00
24 Months                      482         21,951,754     17.55        11.516     664        45,543        99.42        0.00
36 Months                      794         36,282,964     29.01        10.930     674        45,696        99.01        0.00
42 Months                        2             65,442      0.05         9.588     671        32,721       100.00        0.00
60 Months                       52          1,676,245      1.34        10.433     662        32,235        99.69        0.00
TOTAL:                       3,068       $125,087,218    100.00%       11.067%    673       $40,772        99.04%       0.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                                            AGGREGATE                             WEIGHTED     AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL   AVERAGE      PERCENT
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE    ORIGINAL       FULL
RANGE OF CREDIT SCORES    MORTGAGE LOANS   OUTSTANDING      POOL      COUPON       SCORE     OUTSTANDING    LTV      DOCUMENTATION
501 to 525                       1        $     35,538      0.03%     12.990%       525        $35,538      99.95%       0.00%
551 to 575                       6             120,926      0.10      12.193        561         20,154      95.91        0.00
576 to 600                      20             486,389      0.39      11.704        592         24,319      98.13        0.00
601 to 625                     170           6,677,091      5.34      12.064        619         39,277      98.23        0.00
626 to 650                     787          31,410,715     25.11      11.676        640         39,912      99.22        0.00
651 to 675                     934          37,823,493     30.24      11.141        663         40,496      99.19        0.00
676 to 700                     572          23,876,520     19.09      10.605        686         41,742      98.71        0.00
701 to 725                     280          11,621,697      9.29      10.357        713         41,506      99.21        0.00
726 to 750                     174           7,870,697      6.29      10.285        736         45,234      99.13        0.00
751 to 775                      88           3,729,737      2.98      10.363        760         42,383      98.83        0.00
776 to 800                      34           1,387,159      1.11      10.323        784         40,799      99.32        0.00
801 to 825                       2              47,256      0.04      10.406        810         23,628      99.17        0.00
TOTAL:                       3,068        $125,087,218    100.00%     11.067%       673        $40,772      99.04%       0.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 673.

ORIGINATORS

                                   AGGREGATE                                WEIGHTED       AVERAGE       WEIGHTED
                                  PRINCIPAL     PERCENT OF       WEIGHTED   AVERAGE       PRINCIPAL      AVERAGE       PERCENT
                 NUMBER OF         BALANCE       MORTGAGE        AVERAGE     CREDIT        BALANCE       ORIGINAL       FULL
ORIGINATORS    MORTGAGE LOANS    OUTSTANDING       POOL           COUPON      SCORE      OUTSTANDING       LTV       DOCUMENTATION
ACCREDITED           581         $ 24,352,370      19.47%         10.639%     672          $41,915        99.18%          0.00%
FIELDSTONE           511           23,375,633      18.69          10.259      689           45,745        98.63           0.00
FIRST NLC            339           18,100,907      14.47          11.223      667           53,395        98.85           0.00
FREMONT              373           16,624,298      13.29          12.447      652           44,569        99.72           0.00
MILA                 562           16,042,716      12.83          12.138      659           28,546        98.82           0.00
DECISION ONE         381           15,018,934      12.01          10.816      682           39,420        98.71           0.00
HOMELOAN             321           11,572,360       9.25          10.213      683           36,051        99.59           0.00
TOTAL:             3,068         $125,087,218     100.00%         11.067%     673          $40,772        99.04%          0.00%